UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):           March 27, 2020

AWARE, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-21129	04-2911026
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

40 Middlesex Turnpike, Bedford, MA, 01730

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (781) 276-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AWRE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

David J. Martin

On March 27, 2020, David J. Martin informed the Board of Directors of Aware, Inc. (“Aware” or the “Company”) of his intent to retire from his position as Aware’s Chief Financial Officer. Mr. Martin will retire in 2020 after assisting Aware in hiring his replacement.

On March 27, 2020, Aware and Mr. Martin entered into a Separation Agreement (the “Martin Separation Agreement”). Pursuant to the Martin Separation Agreement, Mr. Martin’s term of employment with Aware (the “Term”) will continue until the earlier of May 1, 2020 or such other date as Aware and Mr. Martin may agree in writing (the earlier of May 1, 2020 or such other date is referred to as the “Expected Transition Date”). The Company may choose to extend the Term beyond May 1, 2020 if Mr. Martin’s services continue to be required or needed by the Company, but in no event shall the Term extend beyond the earlier of: (i) ten (10) days after the start date of a new chief financial officer for the Company or (ii) June 30, 2020. From the Effective Date of the Separation Agreement through the end of the Term, Mr. Martin will continue to perform executive-level functions and will assist the Company in searching for and vetting a new chief financial officer for the Company.

From the Effective Date through the Expected Transition Date, Mr. Martin will continue to receive his annual base salary as in effect on the Effective Date (the “Base Salary”) and he will continue to be eligible to participate in or receive benefits under the Company’s employee benefit plans in effect from time to time, subject to the terms of such plans. If Mr. Martin remains employed after May 1, 2020, Mr. Martin will receive during that period base salary at a rate equal to 1.5 times his Base Salary and he will continue to be eligible to participate in or receive benefits under the Company’s employee benefit plans in effect from time to time, subject to the terms of such plans.

Unless Mr. Martin’s employment with the Company has been terminated by the Company for “Cause” (as that term is defined in the Separation Agreement), prior to the Expected Transition Date or Mr. Martin has voluntarily terminated his employment with the Company, and subject to Mr. Martin signing and delivering to the Company a release in the form attached to the Martin Separation Agreement, the Company shall pay to Mr. Martin after the Expected Transition Date three months’ additional Base Salary in a lump-sum to Mr. Martin within five business days of the release becoming effective.

In the event Mr. Martin’s employment with the Company continues past May 1, 2020, Mr. Martin will receive at the end of such employment, additional salary equal to a pro rata portion of his Base Salary based on the number of days he remains employed after May 1, 2020. Payment of such additional Base Salary will be subject to Mr. Martin signing and delivering to the Company a release, at which time the Company shall pay such additional salary in a lump-sum to Mr. Martin within five business days of the release becoming effective.

A copy of the Martin Separation Agreement is attached as Exhibit 10.1 to this Report. The foregoing summary of the Martin Separation Agreement is qualified in its entirety by reference to the Separation Agreement.

Kevin T. Russell

On March 27, 2020, Kevin T. Russell informed the Board of Directors of Aware of his intent to resign from his position as Aware’s Chief Legal and Administrative Officer. Mr. Russell has agreed to continue to serve in that position during a transition period, during which time Mr. Russell will assist Aware in finding a legal counsel to replace him.

On March 27, 2020, Aware and Mr. Russell entered into an Amendment to Employment Agreement (the “Russell Amendment to Employment Agreement”) to the employment agreement between the Company and Mr. Russell dated September 19, 2019 (the “Employment Agreement”). Pursuant to the Russell Amendment to Employment Agreement, Mr. Russell’s Term of employment with the Company will continue until May 1, 2020, provided that the Company may choose to extend the Term beyond May 1, 2020 if Mr. Russell’s services continue to be required or needed by the Company, but in no event shall the Term extend beyond the earlier of: (i) five (5) days after the start of a new legal counsel for the Company or (ii) June 30, 2020. From the Effective Date through the end of the Term, Mr. Russell will continue to perform executive-level functions and will assist the Company in searching for and vetting a new legal counsel for the Company.

Mr. Russell shall remain a member of the Board of Directors of the Company for so long as he remains employed by the Company, provided that Mr. Russell will not stand for re-election to the Board when his current term expires at the Company’s annual meeting of shareholders scheduled to take place on May 20, 2020.

During the Term, Mr. Russell will continue to receive his annual base salary as in effect on the Effective Date (the “Base Salary”) and he will continue to be eligible to participate in or receive benefits under the Company’s employee benefit plans in effect from time to time, subject to the terms of such plans.

Unless Mr. Russell’s employment with the Company has been terminated by the Company for Cause (as that term is defined in the Employment Agreement) prior to May 1, 2020 or Mr. Russell has voluntarily terminated his employment with the Company other than for Good Reason (as that term is defined in the Employment Agreement) before May 1, 2020, and subject to Mr. Russell signing and delivering to the Company a noncompete agreement and a release in the form attached to the Employment Agreement, the Company shall pay Mr. Russell an amount equal to Mr. Russell’s Base Salary to be paid out in substantially equal installments in accordance with the Company’s payroll practice over twelve (12) months commencing May 1, 2020.

In the event Mr. Russell’s employment with the Company continues past May 1, 2020, Mr. Russell will receive at the end of such employment, additional salary equal to a pro rata portion of two times his Base Salary based on the number of days he remains employed after May 1, 2020. Payment of such additional Base Salary will be subject to Mr. Russell signing and delivering to the Company a release, at which time the Company shall pay such additional salary in a lump-sum to Mr. Russell within five business days of the release becoming effective.

A copy of the Russell Amendment to Employment Agreement is attached as Exhibit 10.2 to this Report. The foregoing summary of the Russell Amendment to Employment Agreement is qualified in its entirety by reference to the Amendment to Employment Agreement.

Robert A. Eckel

On September 17, 2019, the Company and Mr. Eckel entered into an Employment Agreement (the “Employment Agreement”). On March 27, 2020, Aware and Mr. Eckel entered into an Amendment to Employment Agreement (the “Eckel Amendment to Employment Agreement”). Pursuant to the Eckel Amendment to Employment Agreement, the Company and Mr. Eckel agreed to delete Section 5.1 (a)(ii) of the Employment Agreement in its entirety and replace it with the following language:

“(ii) notwithstanding anything to the contrary in any applicable option agreement or stock-based award agreement, all time-based stock options and other time-based stock-based awards (including, without limitation, the 80,000 Share Award) held by the Executive as of the occurrence of such Change of Control shall immediately accelerate and become fully exercisable or nonforfeitable as of the Date of Termination;”

A copy of the Eckel Amendment to Employment Agreement is attached as Exhibit 10.3 to this Report. The foregoing summary of the Eckel Amendment to Employment Agreement is qualified in its entirety by reference to the Amendment to Employment Agreement.

Mohamed Lazzouni

On March 27, 2020, the Compensation Committee of the Board of Directors of Aware agreed to increase the base salary for Mohamed Lazzouni from $225,000 to $275,000, effective April 1, 2020.

Richard P. Moberg

On March 27, 2020, Richard Moberg informed the Board of Directors of Aware that he was resigning from his position as a member of the Board of Directors of Aware, effective March 27, 2020. Mr. Moberg’s decision to resign from the Board of Directors of Aware was not the result of any disagreement with Aware on any matter relating to Aware’s operations, policies or practices.

Adrian F. Kruse

On March 27, 2020, Adrian Kruse informed the Board of Directors of Aware of his intent to retire from his position as a member of the Board of Directors of Aware, effective when his current term expires on May 20, 2020. Mr. Kruse’s decision to retire from the Board of Directors of Aware was not the result of any disagreement with Aware on any matter relating to Aware’s operations, policies or practices.

Peter R. Faubert

On March 27, 2020, upon the recommendation of Aware’s Nominating and Corporate Governance Committee, Aware’s Board of Directors appointed Peter R. Faubert as a Class III Director and to serve as a member of the Board’s Audit Committee and to assume the position of chairman of the Audit Committee when the term of Adrian F. Kruse, the current chairman of the Audit Committee, expires on May 20, 2020.

Mr. Faubert currently serves as the Chief Financial Officer, Treasurer and Secretary of Evolv Technology, Inc., a leader in free-flow threat detection technology, a position he has held since October 15, 2019. He brings over twenty years of extensive finance leadership for public and private software companies that focused on security technology, video service providers, mobility, gaming and enterprise computing. Prior to Evolv, Mr. Faubert served as Chief Financial Officer, Senior Vice President and Treasurer of SeaChange International, Inc. from July 7, 2016 to October 8, 2019, and from February 25, 2019 to April 4, 2019, served in the Office of the CEO. Mr. Faubert served as Chief Financial officer of This Technology, Inc. from December 2013 to August 2015 when This Technology was acquired by Comcast Corporation (“Comcast”). Mr. Faubert provided consulting services to Comcast until June 2016. Prior to This Technology, Mr. Faubert served as Chief Financial Officer and Treasurer of Vision Government Solutions, Inc. from October 2012 to December 2013, Chief Financial Officer of JNJ Mobile (MocoSpace) from February 2009 to July 2012 and Chief Financial Officer and Treasurer at Turbine, Inc. from August 2005 to January 2009. Prior to that Mr. Faubert held various senior finance positions with Viisage Technology Inc., Burntsand Inc. and Ariba Inc. Mr. Faubert is also a Certified Public Accountant. Mr. Faubert received a bachelor’s degree in accounting from Northeastern University

Director and Officer Unrestricted Stock Awards

On March 27, 2020, the Compensation Committee of the Board of Directors of Aware approved the following grants of unrestricted stock to the executive officers and directors of Aware under Aware’s 2001 Nonqualified Stock Plan in recognition of their ongoing contributions to Aware:

Name	# of Shares

Robert A. Eckel	50,000

Robert M. Mungovan	25,000

Mohamed Lazzouni	25,000

Brent P. Johnstone	20,000

John S. Stafford, III	10,000

Brian D. Connolly	10,000

Peter R. Faubert	10,000

The unrestricted shares will be issued to each executive and director in two (2) equal installments on June 30, 2020 and December 31, 2020 provided each executive officer and director is serving as a director, officer or employee of Aware or any subsidiary of Aware on such date.

Aware, Inc. 2020 Executive Bonus Plan

On March 27, 2020, the Compensation Committee of Aware, Inc. (the “Company”) approved the Aware, Inc. 2020 Executive Bonus Plan (the “Plan”) and established performance criteria and target bonuses thereunder.

Pursuant to the Plan, each of Robert A. Eckel, the Company’s Chief Executive Officer and President, Robert M. Mungovan, the Company’s Chief Commercial Officer, and Mohamed Lazzouni, the Company’s Chief Technical Officer (the “Participants”), will be eligible to receive a bonus, based on the Company’s achievement in 2020 of certain Company 2020 booking, revenue, operating cash flow targets (“2020 Financial Goals”) and the achievement of certain operational goals by each Participant, in each case as determined by the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”).

70% of the bonus will be paid for achieving certain Company financial goals and 30% of the bonus will be paid for achieving certain operational goals.

The amount of the potential bonus that could be earned by the Participants is as follows: Robert Eckel up to $150,000; Robert Mungovan up to $137,500 and Mohamed Lazzouni up to $137,500.

The amount of the bonus earned by a Participant will depend upon the Company’s actual 2020 bookings, revenue and operating cash flow, as compared to the 2020 Financial Goals. The following tables will be used to determine the applicable bonuses for the achievement of financial goals:

Robert Eckel

Actual 2020 bookings, revenue and operating cash flow as a % of 2020 Financial Goals	Bonus Amount-2020 Bookings	Bonus Amount-2020 Revenue	Bonus Amount-2020 Operating Cash Flow
Less than 85% of 2020 Financial Goals	$0	$0	$0
85% of 2020 Financial Goals	$13,125.00	$26,250.00	$13,125.00
95% of 2020 Financial Goals	$22,312.50	$44,625.00	$22,312.50
100% of 2020 Financial Goals	$26,250.00	$52,500.00	$26,250.00

Robert Mungovan

Actual 2020 bookings, revenue and operating cash flow as a % of 2020 Financial Goals	Bonus Amount-2020 Bookings	Bonus Amount-2020 Revenue	Bonus Amount-2020 Operating Cash Flow
Less than 85% of 2020 Financial Goals	$0	$0	$0
85% of 2020 Financial Goals	$24,062.50	$16,843.75	$7,218.75
95% of 2020 Financial Goals	$40,906.25	$28,634.38	$12,271.88
100% of 2020 Financial Goals	$48,125.00	$33,687.50	$14,437.50

Mohamed Lazzouni

Actual 2020 bookings, revenue and operating cash flow as a % of 2020 Financial Goals	Bonus Amount-2020 Bookings	Bonus Amount-2020 Revenue	Bonus Amount-2020 Operating Cash Flow
Less than 85% of 2020 Financial Goals	$0	$0	$0
85% of 2020 Financial Goals	$12,031.25	$24,062.50	$12,031.25
95% of 2020 Financial Goals	$20,453.13	$40,906.25	$20,453.13
100% of 2020 Financial Goals	$24,062.50	$48,125.00	$24,062.50

The amount of bonus payable with respect to the bonus for achievement of the financial goals will be subject to linear interpolation to reflect actual 2020 bookings, revenue and operating cash flow between the 2020 Financial Goals and 85% of 2020 Financial Goals or between 95% of 2020 Financial Goals and 100% of 2020 Financial Goals.

Mr. Eckel, Mr. Mungovan and Mr. Lazzouni may earn up to $45,000, $41,250 and $41,250, respectively, upon full achievement, as determined by the Compensation Committee, of their respective Operational Goals under the Plan, which are specific to each Participant.

In the event that Mr. Eckel’s, Mr. Mungovan’s or Mr. Lazzouni’s employment by the Company terminates during 2020 by reason of total and permanent disability, or death, the terminated person will receive a pro-rated bonus. If Mr. Eckel’s, Mr. Mungovan’s or Mr. Lazzouni’s employment by the Company is terminated by the Company without cause, the Compensation Committee may, in its discretion, award the terminated person a pro-rata bonus. In the event that Mr. Eckel’s, Mr. Mungovan’s or Mr. Lazzouni’s employment terminates for any other reason, including resignation and discharge for cause prior to the bonus payout date, all rights to a bonus will be forfeited. All payouts from this bonus plan are subject to final approval by the Compensation Committee, which shall have the authority to change any amounts payable under the Plan.

A copy of the Plan is attached as Exhibit 10.4 to this Report. The foregoing summary of the Plan is qualified in its entirety by reference to the Plan.

Press Releases

On March 30, 2020, Aware issued a press release, attached to this Form 8-K as Exhibit 99.1, announcing the pending departures of David J. Martin and Kevin T. Russell. On March 30, 2020, Aware issued a press release, attached to this Form 8-K as Exhibit 99.2, announcing the appointment of Peter R. Faubert to the Aware Board of Directors.

Item 9.01.	Financial Statements and Exhibits.

No financial statements are required to be filed as part of this Report. The following exhibit is filed as part of this Report:

10.1*	Separation Agreement between Aware, Inc. and David J. Martin dated March 27, 2020
10.2*	Amendment to Employment Agreement between Aware, Inc. and Kevin T. Russell dated March 27, 2020
10.3*	Amendment to Employment Agreement between Aware, Inc. and Robert A. Eckel dated March 27, 2020
10.4*^	Aware, Inc. 2020 Executive Bonus Plan
99.1	Press Release announcing the pending departures of David J. Martin and Kevin T. Russell issued by Aware, Inc. on March 30, 2020
99.2	Press Release announcing the appointment of Peter R. Faubert to the Aware Board of Directors issued by Aware, Inc. on March 30, 2020

* Management contract or compensatory plan

^ Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K promulgated under the Securities Act of 1933.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AWARE, INC.

By:	/s/ Kevin T. Russell
Kevin T. Russell
Chief Legal and Administrative Officer

Date: March 30, 2020

Exhibit Index

Number	Description

10.1	Separation Agreement between Aware, Inc. and David J. Martin dated March 27, 2020
10.2	Amendment to Employment Agreement between Aware, Inc. and Kevin T. Russell dated March 27, 2020
10.3	Amendment to Employment Agreement between Aware, Inc. and Robert A. Eckel dated March 27, 2020
10.4	Aware, Inc. 2020 Executive Bonus Plan
99.1	Press Release announcing pending departures of David J. Martin and Kevin T. Russell issued by Aware, Inc. on March 30, 2020
99.2	Press Release announcing appointment of Peter R. Faubert to the Aware Board of Directors issued by Aware, Inc. on March 30, 2020

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